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                                                                    EXHIBIT 10.2



                               CLOSING MEMORANDUM


         The following sets forth the consummation of actions taken by ZymeTx, Inc., an Oklahoma corporation ("ZymeTx"), ZymeTx Purchase Partners, a New York partnership ("ZPP"), Oklahoma Medical Research Foundation ("OMRF"), and Presbyterian Health Foundation ("Presbyterian") pursuant to the terms of that certain letter agreement (the "Recapitalization Agreement") dated December 22, 1995, and also reflects other agreements of the parties related to the transactions contemplated by the Recapitalization Agreement.

I.       TRANSACTIONS EFFECTED PRIOR TO THE CLOSING

         A. On December 22, 1995, ZymeTx, ZPP, OMRF and Presbyterian entered into the Recapitalization Agreement, attached hereto as Exhibit "A."

         B. On January 26, 1995, ZPP, OMRF and Presbyterian (collectively, the "Lenders"), and ZymeTx entered into that certain Bridge Loan Agreement (the "Bridge Loan Agreement"), attached hereto as Exhibit "B," and a Security Agreement (the "Security Agreement"), attached hereto as Exhibit "C."

         C. As provided under the terms of the Bridge Loan Agreement, during the months of December 1995, through May 1996, the Bridge Lenders collectively advanced a total of $350,500 to ZymeTx and, in return for such advancements, were issued promissory notes (the "Bridge Notes," each of which is attached hereto as Exhibit "D").

         D. On January 10, 1996, the Board of Directors of ZymeTx approved the terms of the Recapitalization Agreement. A copy of the minutes adopting such resolutions are attached hereto as Exhibit "E."

         E. On May 9, 1996, the Board of Directors of ZymeTx took the following actions, pursuant to resolutions attached hereto as Exhibit "F":

                 (a) Approval of certain amendments to the Certificate of Incorporation of ZymeTx, which amendments are set forth in Exhibit "G." As a consequence of the filing of the Certificate of Amendment of Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware, the authorized capital stock of ZymeTx consisted of 16,500,000 shares of common stock, $.001 par value (the "Post-Split Common Stock"), and 10,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock").

                 (b) Approval of a Certificate of Designations (the "Certificate of Designations", attached hereto as Exhibit "H") designating 9,843,750 shares of Preferred Stock as "Series A Convertible Preferred Stock" and 156,250 shares of Preferred Stock as "Series B Redeemable Convertible Preferred Stock."
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                 (c)      Approval of the Bridge Loan Agreement, Bridge Notes
         and warrants (the "Bridge Warrants," attached hereto as Exhibit "I") to the Bridge Lenders.

                 (d) Approval of the private offering of up to 69 units (the "Units"), each consisting of 125,000 shares of Series A Convertible Preferred Stock, at a per Unit price of $100,000, through Spencer Trask Securities Incorporated (the "Placement Agent").

                 (e) Approval of the Placement Agency Agreement (the "Placement Agency Agreement," attached hereto as Exhibit "J") by and between ZymeTx and the Placement Agent, the warrant (the "Placement Agent Warrant," attached hereto as Exhibit "K") issuable thereunder and other related matters.

                 (f) Approval of the Escrow Agreement (the "Escrow Agreement") attached hereto as Exhibit "L" by and among ZymeTx, U.S. Trust Corporation of New York (the "Escrow Agent") and the Placement Agent.

                 (g) Approval of the license agreement (the "License Agreement," attached hereto as Exhibit "M"), by and between ZymeTx and OMRF.

                 (h) Approval of the following consideration payable to OMRF under the License Agreement:

                          (i) the delivery of a promissory note in the principal amount of $425,000 (the "License Note," attached hereto as Exhibit "N");

                          (ii) the issuance of 156,250 shares of Series B Redeemable Convertible Preferred Stock;

                          (iii) the issuance of a warrant to purchase 22,667 shares of Post-Split Common Stock at a purchase price of $.80 per share; and

                          (iv) the issuance of 504,272 shares of Post-Split Common Stock.

                 (i) Approval of the Warrant (the "Lease Warrant," attached hereto as Exhibit "O") issuable to Presbyterian upon execution of a Lease Agreement with Presbyterian as provided in the Recapitalization Agreement.

  F.      On May 1, 1996, ZymeTx and OMRF entered into the License Agreement.

         G. On May 9, 1996, the holders of a majority of the outstanding shares of common stock, $.01 par value (the "Pre-Split Common Stock"), approved the Certificate of Amendment.

         H. On May 9, 1996, the Certificate of Amendment was filed with the Secretary of State of the State of Oklahoma.

         I. On May 9, 1996, ZymeTx issued the Bridge Warrants to the Bridge Lenders.





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         J.      On May 9, 1996, ZPP executed and delivered a subscription
agreement for the purchase of 3,000,000 shares of Post-Split Common Stock; ZPP delivered a check in the amount of $3,000 as payment of the purchase price therefor; and ZymeTx issued and delivered to ZPP a certificate representing such shares.

         K. On May 9, 1996, the shareholders of ZymeTx approved amendments to the ZymeTx, Inc. Stock Option Plan and the ZymeTx, Inc. Director Stock Option Plan, increasing the aggregated number of shares of Post-Split Common Stock issuable under such plans to 1,800,000 shares.

II.      TRANSACTIONS EFFECTED AT THE CLOSING

         A. A cash payment of $825,000 was made by ZymeTx to OMRF as required under the License Agreement.

         B. The License Note and License Warrant were delivered to OMRF as required under the License Agreement.

         C. OMRF was issued 156,250 shares of Series B Redeemable Convertible Preferred Stock, as required under the License Agreement.

         D. A Subscription Agreement was issued and delivered at Closing by OMRF for the purchase in the Private Placement of 406,250 shares, at a purchase price of $.80 per share, of ZymeTx Series A Redeemable Convertible Preferred Stock.

         E. The Lease Warrant was delivered to Presbyterian as required by the Recapitalization Agreement.

         F. An Employee Services Agreement (attached hereto as Exhibit "P") by and between OMRF and ZymeTx was executed.

         G. The Bridge Notes were repaid, except for Bridge Notes held by Presbyterian, the principal of which was converted into 109,375 shares of Post-Split Common Stock and the accrued interest thereunder was paid in cash.

III.     OTHER AGREEMENTS

         A. OMRF and ZymeTx hereby ratify and confirm their agreements described in items 17-19 of the Recapitalization Agreement.

         B. A draft Lease Agreement by and between ZymeTx and Presbyterian is being negotiated in accordance with the terms of the Recapitalization Agreement. Upon execution of said Lease, ZymeTx shall issue the Lease Warrants to Presbyterian.





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         IN WITNESS WHEREOF, the parties acknowledge the consummation of the foregoing actions pursuant to the Recapitalization Agreement.



                                        ZYMETX, INC.

                                        By: /s/ PETER G. LIVINGSTON
                                           ------------------------------------
                                                Peter G. Livingston, President

                                        ZYMETX PURCHASE PARTNERS


                                        By: /s/ KEVIN B. KIMBERLIN
                                           ------------------------------------
                                                Kevin B. Kimberlin,
                                                General Partner

                                        OKLAHOMA MEDICAL RESEARCH FOUNDATION


                                        By: /s/ MIKE D. MORGAN
                                           ------------------------------------
                                                Mike D. Morgan, Vice President


                                        PRESBYTERIAN HEALTH FOUNDATION


                                        By: /s/ DENNIS M. MCGRATH
                                           ------------------------------------
                                                Mr. Dennis M. McGrath,
                                                Vice President





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